UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 15, 2004

Renaissance Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-118688 (Commission File Number)	52-2356399 (IRS Employer ID Number)

1000 Woodbury Road, Woodbury, New York 11797
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(516) 364-8500

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of September 1, 2004, among Delta Funding Corporation, as seller, Renaissance Mortgage Acceptance Corp., as depositor, Ocwen Federal Bank FSB, as servicer, and Wells Fargo Bank, N.A., as trustee (the “Pooling and Servicing Agreement”), in connection with the issuance by Renaissance Home Equity Loan Trust 2004-3 of Home Equity Loan Asset-Backed Certificates, Series 2004-3.

Item 9.01.  Financial Statements and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1	Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By: /s/ Dawn Ceccarini

Name:

Dawn Ceccarini

Title:

Vice President

Dated:  October 15, 2004

EXHIBIT 4.1